United States
Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐ Definitive Information Statement

THE TARGET PORTFOLIO TRUST

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THE TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

April     , 2005

To the Shareholders:

On December 6, 2004, at a special meeting of the Board of Trustees of The Target Portfolio Trust (the Trust), the Trustees approved a new subadvisory agreement for the Trust’s Large Capitalization Growth Portfolio (the Portfolio). The parties to the subadvisory agreement are Prudential Investments LLC (the Trust’s investment manager), and Columbus Circle Investors (one of the subadvisers of the Portfolio).

Subsequently, on March 8, 2005, at a regular meeting of the Board of Trustees of the Trust, the Trustees approved the termination of the Portfolio’s existing subadvisory agreements with each of Columbus Circle Investors and Oak Associates, Ltd. and approved new subadvisory agreements for the Portfolio.  The parties to the new subadvisory agreements approved by the Trustees on March 8, 2005 are Prudential Investments LLC and each of Transamerica Investment Management LLC and Goldman Sachs Asset Management LP.

This information statement describes the circumstances surrounding the Board’s approval of each of the new subadvisory agreements and provides you with an overview of their terms.  Prudential Investments LLC will continue as the Portfolio’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreements.

By order of the Board,

Deborah A. Docs
Secretary of The Target Portfolio Trust

THE TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio

(800) 778-2255

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

INFORMATION STATEMENT
April     , 2005

This information statement is being furnished to shareholders investing in the Large Capitalization Growth Portfolio (the “Portfolio”), which is a series of The Target Portfolio Trust (the “Trust”).  The information statement is furnished in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the investment manager of the Trust to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act).  The Trust is organized as a Delaware business trust.  The Trustees of the Trust are referred to here as the “Board,” “Board Members” or “Trustees.”  The Trust’s principal executive offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

We are providing shareholders investing in the Portfolio as of March     , 2005 with this information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated January 3, 2005 between Prudential Investments LLC (PI) and Columbus Circle Investors (CCI) with respect to the Portfolio.  This information statement also relates to the approval by the Trustees of new subadvisory agreements dated March 25, 2005 between PI and each of Transamerica Investment Management LLC (Transamerica) and Goldman Sachs Asset Management LP (GSAM) with respect to the Portfolio.  Copies of the subadvisory agreements are attached hereto as Exhibit A.

The Portfolio will pay for the costs associated with preparing and distributing this information statement.  This information statement will be mailed on or about April     , 2005.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust’s manager under a management agreement dated as of November 9, 1992.   Under the management agreement, the manager is responsible for allocating assets among subadvisers for any Portfolio that has more than one subadviser.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. PI is hereafter referred to as the “Manager” or “PI.”

As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $94 billion. Information concerning the Fund’s current management arrangements can be found in Exhibit B. Information concerning officers of the Funds is set forth in Exhibit C.

Shareholder Reports

The Trust’s most recent annual reports for the fiscal year ended December 31, 2004 have been sent to shareholders. The Trust’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENTS

On December 6, 2004, the Trustees, including the Independent Trustees, unanimously approved a new subadvisory agreement with one of the Portfolio’s existing subadvisers, Columbus Circle Investors (“CCI”).  Thereafter, at the next regular meeting of the Board of Trustees on March 8, 2005, the Trustees approved the termination of the Portfolio’s existing subadvisory agreements with CCI and Oak Associates, Ltd. (“Oak”) and approved new subadvisory agreements with each of Transamerica and GSAM.  The Trustees decided to approve the subadvisory agreements for the Portfolio pursuant to recommendations made by the Manager.

The subadvisory agreement with CCI contains terms and conditions identical to those of the existing CCI subadvisory agreement.  The subadvisory agreements with Transamerica and GSAM are similar to those of the existing subadvisory agreements with CCI and Oak, except as more fully described below under “Board Consideration of Subadvisory Agreements.” See also “Terms of Subadvisory Agreements” below for a description of the new agreements. Each subadviser renders investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Trust and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Manager.  The Manager, not the Portfolio, pays an advisory fee to the subadvisers.  Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolio.

The Investment Company Act requires that a majority of a mutual fund’s outstanding voting securities approve a Fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC’s order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreements

At a special meeting of the Board held on December 6, 2004, the Board considered the recommendations of the Manager that the Board approve a new subadvisory agreement with CCI, one of the existing subadvisers to the Portfolio.  At a subsequent regular meeting of the Board held on March 8, 2005, the Board considered the recommendations of the Manager that the Board approve the termination of the existing subadvisory agreements with CCI and Oak and approve new subadvisory agreements with each of Transamerica and GSAM.    At each of the Board meetings, the Trustees reviewed written materials regarding each of the proposed subadvisers, and at the meetings the Manager, CCI, Transamerica and GSAM, as applicable, each made presentations.

Board Consideration of Columbus Circle Investors (CCI)

At a special in-person meeting of the Board held on December 6, 2004 at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the new subadvisory agreement was in the best interests of the Portfolio. The Board received materials relating to the proposed Subadvisory Agreement in advance of the meeting at which the proposed Subadvisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration.  Before approving the new subadvisory agreement, the Trustees received information and presentations from representatives of CCI and the Manager concerning a decision by CCI’s parent company to sell CCI to Principal Financial Group, Inc. (Principal) as of January 2005.  In approving the new subadvisory agreement, the Board, including the independent Trustees advised by independent legal counsel, considered and concluded the following:

The Trustees considered that, pursuant to the provisions of the Investment Company Act, the acquisition of CCI by Principal in January 2005 would result in a change of control of CCI, thereby triggering the automatic termination of the existing subadvisory agreement between PI and CCI.  The Trustees also considered CCI’s representation that the acquisition of CCI by Principal was not expected to result in any changes in the management, operation, fees or investment policies of the segment of the Portfolio managed by CCI.

Although approval of the new Subadvisory Agreement was necessary solely in order to comply with the legal requirements of the Investment Company Act relating to CCI’s change of control, the Trustees noted that their approval of the new Subadvisory Agreement took into account certain other factors, including the nature, quality and extent of CCI’s services, the investment performance of the Portfolio and CCI, the costs of services furnished by CCI, and other benefits to CCI or its affiliates from serving as subadviser.  The Board concluded that the Portfolio would benefit from the continuation of the services of CCI as a result of the subadviser’s experience, reputation, personnel, operations and resources, that the performance of the Portfolio was consistent with the practices of the Portfolio, that the fees would remain unchanged and were reasonable, and that other benefits to CCI were consistent with those received by other subadvisers to mutual funds.

Based upon their review, the Trustees concluded that the new Subadvisory Agreement with CCI would be in the best interests of the Portfolio and its investors.  Accordingly, after consideration of the above information, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the new Subadvisory Agreement with CCI.

Board Consideration of Transamerica and GSAM

At a regular in-person meeting of the Board held on March 8, 2005 at which all of the Trustees were in attendance (including all of the Independent Trustees), the Board of Trustees considered whether the termination of the existing subadvisory agreements with CCI and Oak and the approval of new subadvisory agreements with Transamerica and GSAM were in the best interests of the Portfolio.  The Board received materials relating to the proposed new subadvisory agreements in advance of the meeting at which the proposed subadvisory agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.  Before approving the new subadvisory agreements, the Trustees received information and presentations from representatives of Transamerica, GSAM and the Manager.  In approving the new subadvisory agreements, the Board, including the independent Trustees advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing CCI and Oak with Transamerica and GSAM

The Board considered the Manager’s reasons for proposing that CCI and Oak be replaced as the subadvisers to the Portfolio, including: the volatile investment performance exhibited by the Portfolio over relevant time periods and the resulting below-median investment performance of the Portfolio over the same time periods; a significant overlap of portfolio holdings between CCI and Oak leading to significant concentrated positions in certain securities or sectors; and a lack of complimentary investment styles by CCI and Oak.  The Board also considered the Manager’s reasons for proposing that Transamerica and GSAM be appointed to replace CCI and Oak, including the demonstrated performance over time of the “core” enhanced index large-capitalization growth style followed by GSAM; and the demonstrated performance over time of the traditional growth strategy followed by Transamerica.

The Board concluded that these reasons supported its decision to terminate CCI and its selection of Transamerica and GSAM.

Nature, Quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by CCI and Oak under the current subadvisory agreements and those that would be provided to the Portfolio by Transamerica and GSAM under the new subadvisory agreements.  The Board noted that the nature and extent of services under the existing and new agreements were generally similar in that CCI, Oak, Transamerica and GSAM were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.  The Board noted that the nature and extent of services under all of the agreements were generally similar in that Transamerica and GSAM were required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Transamerica’s and GSAM’s senior management and the expertise of, and amount of attention expected to be given to the Portfolio by the Transamerica and GSAM portfolio management teams.  The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio.  The Board was also provided with information pertaining to Transamerica’s and GSAM’s organization structures, senior management, investment operations, and other relevant information pertaining to Transamerica and GSAM.  The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to Transamerica and GSAM, summarizing his level of comfort from a compliance perspective with respect to the Manager’s recommendation to hire Transamerica and GSAM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided to the Portfolio by Transamerica and GSAM and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Transamerica and GSAM under the new subadvisory agreement should equal or exceed the quality of similar services provided by CCI and Oak under the existing subadvisory agreements.

Performance of Large Capitalization Growth Portfolio

The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had exhibited volatile returns over one-year and three-year time periods, resulting in underperformance of the Portfolio relative to the median of the group of funds that was most similar to the Portfolio (the “Peer Group”), as well as underperforming an appropriate benchmark, the Russell 1000 Growth Index, over the same time periods.  The funds included in the Portfolio’s Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by Transamerica and GSAM utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that the combination of Transamerica and GSAM had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rate payable by the Manager to Transamerica under the proposed new subadvisory agreement was higher than the subadvisory fee payable by the Manager to either CCI or Oak under the existing subadvisory agreements.  The Board also considered that the proposed subadvisory fee rate payable by the Manager to GSAM under the proposed new subadvisory agreement was lower than the subadvisory fee payable by the Manager to either CCI or Oak under the existing subaddvisory agreements.   The Board noted, however, that any change in the investment subadvisory fee rate payable to Transamerica or GSAM would not impact Portfolio shareholders directly because those fees are payable by the Manager and there was no change to the investment advisory fee rate payable by the Portfolio to the Manager.  As a result of the above considerations, the Board concluded that Transamerica’s and GSAM’s proposed subadvisory fee rates under the new subadvisory agreements were reasonable.

Transamerica’s and GSAM’s Profitability

Because the engagements with Transamerica and GSAM are new, there is no historical profitability with regard to their arrangements with the Portfolio.  As a result, this factor was not considered by the Board.

Economies of Scale

The Board received and considered information about the potential of both the Manager and Transamerica and GSAM to experience economies of scale as the Portfolio grows in size.

The Board noted that the Manager’s advisory fee rate and the proposed subadvisory fee rates for Transamerica and GSAM each contained breakpoints, and, accordingly, each reflected the potential to share in economies of scale.  Even though the asset levels at which breakpoints were provided in the subadvisory fee rates did not correspond directly to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among the Manager, Transamerica, GSAM, and Portfolio shareholders as the Portfolio grows.

Other Benefits to Transamerica and GSAM

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Transamerica or GSAM and their affiliates as a result of Transamerica’s and GSAM’s relationships with the Portfolio.  The Board concluded that any potential benefits to be derived by Transamerica or GSAM included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning the Subadvisers

Columbus Circle Investors (CCI)

CCI is a Delaware general partnership whose partners are CCIP LLC and CCIM Inc., both located at Metro Center, One Station Place, Stamford, CT 06902.  On January 3, 2005, PGI, 801 Grand Avenue, Des Moines, IA 50392-0490, a wholly owned subsidiary of Principal, 711 High Street, Des Moines, IA 50392, acquired a majority interest in CCI.  CCI has specialized in growth investing since the firm was established in 1975.  As of December 31, 2004, CCI had approximately $3.8 billion in assets under management.  CCI’s address is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

Transamerica Investment Management LLC (Transamerica)

Transamerica, a registered investment advisor, is a wholly owned subsidiary of Transamerica Investment Services, Inc. and a separate core business unit within AEGON.  Transamerica has been managing equity and balanced strategies since 1967.  Located in Los Angeles, Transamerica managed over $22 billion (as of December 31, 2004) in equity and fixed-income assets for mutual funds, funds of funds, separately managed accounts, retirement plans and various for-profit and nonprofit entities. Transamerica’s address is 1150 South Olive Street, 27th floor, Los Angeles, CA 90015.

Goldman Sachs Asset Management LP (GSAM)

GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $421.7 billion in assets as of December 31, 2004.  The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Exhibit D contains information about the other mutual funds managed by each of the subadvisers with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officers and directors of each of the subadvisers.

Terms of the Subadvisory Agreements

The following summary of the subadvisory agreements is qualified in its entirety by reference to the copies of the subadvisory agreements attached as Exhibit A to this information statement.

Under the subadvisory agreements, the subadvisers are compensated at the following annual fee rates:

•	CCI:	0.30% of the average daily net assets of the portion of the Portfolio managed by CCI.

•	Transamerica:

0.40% of the average daily net assets of the portion of the Portfolio managed by Transamerica to $300 million; 0.35% of the average daily net assets of the portion of the Portfolio managed by Transamerica over $300 million.

•	GSAM:

0.30% of the average daily net assets of the portion of the Portfolio managed by GSAM to $50 million; 0.28% of the next $150 million in average daily net assets of the portion of the Portfolio managed by GSAM; 0.25% of the average daily net assets of the portion of the Portfolio managed by GSAM over $200 million.

The subadvisory agreements provide that, subject to PI’s and the Board of Trustees’ supervision, the subadvisers are responsible for managing the investment operations of their respective portions of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in the Trust’s current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the subadvisers will provide PI with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.

The subadvisory agreements will remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) either subadvisory agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each subadvisory agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust’s management agreement with PI, and (3) each subadvisory agreement may be terminated at any time by the subadvisers or PI on not more than 60 days’ nor less than 30 days’ written notice to the other party to each subadvisory agreement.

The subadvisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the subadvisers will not be liable for any act or omission in connection with their activities as subadviser to the Portfolio.

For the fiscal year ended December 31, 2004, CCI received $        for advising the Portfolio.

For the fiscal year ended December 31, 2004, Oak received $        for advising the Portfolio.

Shareholder Proposals

As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund’s Declaration of Trust.

A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary of The Target Portfolio Trust

Dated: April , 2005

EXHIBIT A

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 3rd day of January, 2005 between Prudential Investments LLC (PI), a New York limited liability company and (PI or the Manager), and Columbus Circle Investors (CCI or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with the Target Portfolio Trust, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, on or about January 3, 2005 Principal Global Investors, a subsidiary of Principal Financial Group, Inc., is expected to acquire a 70% ownership interest in CCI; and

WHEREAS, such transaction will constitute an “assignment” of the existing Subadvisory Agreement within the meaning of the Investment Company Act of 1940, as amended, entered into as of August 3, 1999 between CCI and the Manager; and

WHEREAS, CCI and the Manager are desirous of continuing the existing subadvisory relationship between the parties; and

WHEREAS, the Trustees of the Trust, at an in-person meeting conducted on December 6, 2004, approved a new Subadvisory Agreement between CCI and the Manager

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Trust’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide the Subadviser timely with copies of any updated Trust documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interests of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Trust in a “manager-of-managers” style, the Manager will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Metro Center, One Station Place, 8th floor, Stamford, Connecticut 06902.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

COLUMBUS CIRCLE INVESTORS

By:	/s/ Frank A. Cuttita
Name:	Frank A. Cuttita
Title:	Chief Administrative Officer

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

As compensation for services provided by Columbus Circle Investors, Prudential Investments LLC will pay Columbus Circle Investors a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
The Target Portfolio Trust – Large Capitalization Growth Portfolio	0.30% of the average daily net assets of the Portfolio

Dated as of January 3, 2005

The Target Portfolio Trust

Large Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 25th day of March, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Transamerica Investment Management LLC (Transamerica or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance.  The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law.  The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The

Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages.  The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time.  The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected.  Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager.  The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request.  The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund.  The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager.  The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.  Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1150 South Olive Street, 27th floor, Los Angeles, CA 90015.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:
Name:
Title:

TRANSAMERICA INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

As compensation for services provided by Transamerica Investment Management LLC, Prudential Investments LLC will pay Transamerica Investment Management LLC a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Large Capitalization Growth Portfolio	0.40% on average daily net assets to $300 million; 0.35% on average daily net assets over $300 million.

Dated as of March 25, 2005.

The Target Portfolio Trust

Large Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 25th day of March, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Goldman Sachs Asset Management LP (GSAM or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance.  The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law.  The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The

Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages.  The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time.  The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected.  Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager.  The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request.  The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund.  The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager.  The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.  Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 32 Old Slip, 23rd floor, New York, NY 10005.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:
Name:
Title:

GOLDMAN SACHS ASSET MANAGEMENT LP

By:
Name:
Title:

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

As compensation for services provided by Goldman Sachs Asset Management LP, Prudential Investments LLC will pay Goldman Sachs Asset Management LP a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Large Capitalization Growth Portfolio	0.30% on average daily net assets to $50 million; 0.28% on next $150 million in average daily net assets; 0.25% on average daily net assets over $200 million.

Dated as of March 25, 2005.

EXHIBIT B

MANAGEMENT OF THE TRUST

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the manager of the Trust under a management agreement dated as of November 9, 1992 and renewed thereafter as required under the Investment Company Act.

The Management Agreement was last approved by the Board of Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act), on May 25, 2004.

Terms of the Management Agreement

Pursuant to the Management Agreement for the Trust, the Manager, subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, manages both the investment operations of the Trust’s Portfolios, and the composition of the Trust’s portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and make recommendations to the Trust with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Trust. The Manager also administers the Trust’s business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust’s custodian and the Trust’s transfer and dividend disbursing agent. The management services of the Manager for the Trust is not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers or employees of the Manager.

In connection with its management of the business affairs of the Trust, the Manager bears the following expenses:

(a) the salaries and expenses of all of the Manager’s and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager’s or the Trust’s subadvisers;

(b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services with respect to the Portfolio, the Manager is compensated by the Trust at the rate of 0.60% of the Portfolio’s average daily net assets.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers, (c) the fees and certain expenses of the Trust’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with their securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of their shares with the SEC and qualifying the Trust’s shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days’ nor less than 30 days’ written notice to the Trust.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Trust:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI’s Directors and Officers

The business and other connections of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position With PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer of PI

President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC;  formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of

American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President of PI	Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

The Transfer Agent

The transfer agent for the Trust is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.  PMFS received $              for its services in connection with the Portfolio during the fiscal year ended December 31, 2004.

Brokerage

During the fiscal year ended December 31, 2004, the Portfolio paid no commissions to brokers affiliated with PI.

EXHIBIT C

OFFICER INFORMATION

Name (Date of Birth)	Office(s) With the Funds	Principal Occupations
Judy A. Rice (1/26/48)	President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (12/15/46)	Vice President

Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of ASISI, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.;  formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (1/19/58)	Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

William V. Healey (7/28/53)	Chief Legal Officer

Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential Insurance; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of ASISI., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Lee D. Augsburger (6/7/59)	Chief Compliance Officer

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer

Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

EXHIBIT D

OTHER FUNDS MANAGED BY THE SUBADVISERS

The following table sets forth information relating to the other registered investment company portfolios for which the Subadvisers act as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

TRANSAMERICA INVESTMENT MANAGEMENT LLC

The table below lists the name, address, position with Transamerica Investment Management LLC and principal occupation during the past five years for the principal executive officers and directors of Transamerica Investment Management LLC

Name and Address*	Position with Transamerica Investment Management LLC and Principal Occupation

*The mailing address for each person is                                          .

EXHIBIT D

GOLDMAN SACHS ASSET MANAGEMENT LP

GSAM acts as an investment advisor or sub-advisor to various other series of registered investment companies, some series of which have investment objectives and programs similar to the investment objective and program for the Portfolio (collectively, the “Comparable GSAM Funds”).  For the Comparable GSAM Funds that GSAM serves as investment advisor, GSAM performs certain administrative and other services for such fund that it is not required to perform for the Portfolio under the GSAM Sub-Advisory Agreement.  For each Comparable GSAM Fund, the following chart lists the net assets at December 31, 2004, as well as the current advisory or sub-advisory fee rate payable to GSAM.

Comparable Fund	Advisor/Sub-Advisor	Annual Management Fee (as a% of average net assets)	Approximate Net Assets as of 12/31/04
Goldman Sachs CORE Large Cap Growth Fund	Advisor	0.65%	$351.0	MM
Wilshire Mutual Funds, Inc. – Wilshire Large Company Growth Portfolio	Sub-Advisor	0.75% *Goldman Sachs receives a 0.28% Sub-Advisory fee	$178.8	MM

The table below lists the name, address, position with Goldman Sachs Asset Management LP and principal occupation during the past five years for the principal executive officers and directors of Goldman Sachs Asset Management LP.

Name and Address*	Position with Goldman Sachs and Principal Occupation
Henry M. Paulson, Jr.	Chairman and Chief Executive Officer (since May 1999); Director (since 1998).

Lloyd C. Blankfein	President and Chief Operating Officer (since January 2004); Vice Chairman(since April 2002); Co-Head of Fixed Income, Currency and Commodities Division and Equities Division (1997-April 2002).

Robert S. Kaplan	Vice Chairman (since April 2002); Co-Head of the Investment Banking Division (1999-2002); Co-Chief Operating Officer of global Investment Banking (1998-1999).

David A. Viniar

Chief Financial Officer and Executive Vice President (since May 1999); Head of Operations, Technology and Finance Division (since December 2002); Head of Finance Division and Co-Head of Credit Risk Management and Advisory and Firmwide Risk (December 2001-December 2002); Co-Head of Operations, Finance and Resources (March 1999-December 2001).

Edward C. Forst

Executive Vice President and Chief Administrative Officer (since February 2004); Chief of Staff of Fixed Income, Currency and Commodities Division (November 2003 – February 2004 after having served in that position earlier from July 2000 – March 2002); Chief of Staff of Equities Division (August 2003 – February 2004).

Gregory K. Palm	General Counsel, Executive Vice President and Head and Co-Head of Legal Department (since 1999).

Esta E. Stecher	General Counsel, Executive Vice President or Co-Head of Legal Department (since December 2000); Head of Tax Department (1994-2000).

Kevin W. Kennedy	Executive Vice President of Human Capital Management (since December 2001); Member of the Executive Office (1999-2001); Head of the Americas Group (1994-1999).

Alan M. Cohen	Executive Vice President, Global Head of Compliance (since February 2004); Partner in the law firm of O’Melveny & Myers LLP (1991– January 2004).

The following individuals are involved with the Investment Management Division of Goldman Sachs which is responsible for this product.
Peter S. Kraus

Co-Head of Investment Management Division (since June 2001); Co-Head of Private Wealth Management, Investment Management Division (February 2001-June 2001); Co-Head of Financial Institutions Group, Investment Banking Division (February 1998-February 2001).

Eric Schwartz	Co-Head of Investment Management Division (since December 2003); Co-Head of Equities Division (2002 – December 2003); Managing Director (since 1996)

*The address of each person is 85 Broad Street, New York, NY 10004 and 32 Old Slip, New York, NY 10005

Exhibit E

SHAREHOLDER INFORMATION:  The Target Portfolio Trust – Large Capitalization Growth Portfolio

As of March       , 2005, the owners, directly or indirectly, of more than 5% of the outstanding shares of The Target Portfolio Trust – Large Capitalization Growth Portfolio were as follows:

Name	Address	Shares/%